UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

Shockwave Medical, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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This filing contains the following communications:

1.

Social media posts issued by Shockwave Medical, Inc., a Delaware corporation (the “Company”), relating to the Company’s entry into a definitive agreement to be acquired by Johnson & Johnson, a New Jersey corporation (“Purchaser,” and such acquisition, the “Acquisition”).

2.	Email from Doug Godshall, President and Chief Executive Officer of the Company, sent to the Company’s employees, dated April 5, 2024.

3.	Q&A Document for Employees, sent to the Company’s employees, dated April 5, 2024.

4.	Approved Physician Messaging Kit.

5.	Approved Business Partner Messaging Kit.

6.	Approved Supplier Messaging Kit.

7.	Approved Government or Association Messaging Kit.

1.	On April 5, 2024, the Company issued the following social media posts relating to the Acquisition.

Twitter/X:

LinkedIn:

Facebook:

2.	On April 5, Doug Godshall, the President and Chief Executive Officer of the Company, issued the following email to the Company’s employees relating to the Acquisition.

Subject: Shockwave and Johnson & Johnson

Shock Nation,

This morning, we announced that Shockwave Medical has entered an agreement to be acquired by Johnson & Johnson [HERE]. This marks a significant milestone in our mission to transform the treatment of poorly served patient populations with paradigm-changing technologies. I’m confident that we have found a strong strategic partner to support our mission.

At Shockwave, we are committed to innovation and improving patient lives. We pioneered IVL and established a new standard of care for the treatment of calcified arterial disease. We welcomed the Reducer team because we strongly believed in this novel technology to treat refractory angina in a patient population that had no other treatment options. Everything, from our R&D, corporate goals, values, and beyond, are for the benefit of the patient.

Like Shockwave, Johnson & Johnson has a culture that embraces R&D, aims to address major unmet medical needs, and puts patients first, and it all starts with “Our Credo”. I encourage you to read more about Johnson & Johnson’s Credo”. In it, you’ll learn how their responsibility to the patient, physician, employee, and community aligns so well with our own SWAValues. I would be hard pressed to find a better home for our business than Johnson & Johnson. I have been highly impressed with their Chairman and CEO, Joaquin Duato, and Executive Vice President and Worldwide Chairman of MedTech, Tim Schmid, who are passionate about helping us realize our mission of improving patient care.

Johnson & Johnson has a strong track record of acquiring companies and empowering them to achieve growth and success. They have the capacity to add resources which can give our employees more opportunities to make a lasting impact, and ensure Shockwave products reach more people around the world. A great example of this is their recent acquisition of Abiomed. There’s a reason why Johnson & Johnson has the reputation as one of America’s greatest places to work – they have earned it.

Last summer when we rolled out the employee engagement survey, the most common feedback we received was to do whatever we could to maintain the Shockwave culture. It goes without saying that the Shockwave culture is unique and we continue to strive to make it the best in the industry.

Once the transaction closes, Shockwave will be a business unit within Johnson & Johnson MedTech. At that time, I will serve as an advisor to ensure a smooth transition. While I will move to more of a back seat position, I am delighted to share that Isaac Zacharias will become Worldwide President of Shockwave Medical. As you would imagine, Isaac is committed to making sure that the culture we have built together is maintained and strengthened.

What you have accomplished has rarely, if ever, been achieved in our industry and the fact that one of the premier companies in the world, not just in medical devices, has chosen to make such a strong, compelling offer to acquire us is a reflection of the exceptional work each of you do every day. I hope you are able to take a moment this weekend to reflect on how remarkable this achievement is. Then we can get back to serving patients again on Monday. I look forward to sharing additional thoughts with you at our upcoming All Hands Meeting, scheduled for later today at 9:00 am PT. Talk to you soon.

Doug Godshall

President and CEO

Shockwave Medical, Inc.

3003 Bunker Hill Ln

Santa Clara, CA 95054

main  (408) 385-7570

email  dgodshall@shockwavemedical.com

WWW.SHOCKWAVEMEDICAL.COM

Cautions Concerning Forward-Looking Statements

This communication contains “forward-looking statements” regarding the pending acquisition of Shockwave by Johnson & Johnson. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of Johnson & Johnson or Shockwave. Risks and uncertainties include, but are not limited to: the risk that the closing conditions for the acquisition will not be satisfied, including the risk that clearance under the Hart-Scott-Rodino Antitrust Improvements Act or other applicable antitrust laws will not be obtained; uncertainty as to the percentage of Shockwave stockholders that will vote to approve the proposed transaction at the Shockwave stockholder meeting; the possibility that the transaction will not be completed in the expected timeframe or at all; potential adverse effects to the businesses of Johnson & Johnson or Shockwave during the pendency of the transaction, such as employee departures or distraction of management from business operations; the risk of security holder litigation relating to the transaction, including resulting expense or delay; the potential that the expected benefits and opportunities of the acquisition, if completed, may not be realized or may take longer to realize than expected; challenges inherent in product research and development, including uncertainty of clinical success and obtaining regulatory approvals; uncertainty of commercial success for new products; manufacturing difficulties and delays; product efficacy or safety concerns resulting in product recalls or regulatory action; economic conditions, including currency exchange and interest rate fluctuations; the risks associated with global operations; competition, including technological advances, new products and patents attained by competitors; challenges to patents; changes to applicable laws and regulations, including tax laws and global health care reforms; adverse litigation or government action; changes in behavior and spending patterns or financial distress of purchasers of health care services and products; and trends toward health care cost containment.

In addition, there will be risks and uncertainties related to the ability of the Johnson & Johnson family of companies to successfully integrate the programs, products, technologies and employees/operations and clinical work of Shockwave. A further list and description of these risks, uncertainties and other factors and the general risks associated with the respective businesses of Johnson & Johnson and Shockwave can be found in Johnson & Johnson’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the U.S. Securities and Exchange Commission (“SEC”) on February 16, 2024, including in the sections captioned “Cautionary Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” in Johnson & Johnson’s subsequent filings with the SEC and in Shockwave’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 26, 2024, including in the sections captioned “Special Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” and in Shockwave’s subsequent filings with the SEC. Copies of these filings, as well as subsequent filings, are available online at www.sec.gov, www.jnj.com, [Sweep website] or on request from Johnson & Johnson or Shockwave. Neither Johnson & Johnson nor Shockwave undertakes to update any forward-looking statement as a result of new information or future events or developments, except as required by law.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Shockwave by Johnson & Johnson.

In connection with the proposed transaction, Shockwave intends to file relevant materials with the SEC, including Shockwave’s proxy statement in preliminary and definitive form. Promptly after filing the definitive proxy statement, Shockwave will mail the definitive proxy statement and a proxy card to the stockholders of Shockwave.

INVESTORS AND SECURITY HOLDERS OF SHOCKWAVE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING SHOCKWAVE’S PROXY STATEMENT (WHEN THEY ARE AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.

Investors and security holders of Shockwave are or will be able to obtain these documents (when they are available) free of charge from the SEC’s website at www.sec.gov or free of charge from Shockwave on Shockwave’s website at www.shockwavemedical.com.

Participants in the Solicitation

Johnson & Johnson and Shockwave and certain of their respective directors and executive officers, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from security holders of Shockwave in connection with the proposed transaction. Information about Johnson & Johnson’s directors and executive officers is set forth in Johnson & Johnson’s Proxy Statement on Schedule 14A for its 2024 Annual Meeting of Shareholders, which was filed with the SEC on March 13, 2024, and Johnson & Johnson’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 16, 2024. Information about Shockwave’s directors and executive officers is set forth in Shockwave’s Proxy Statement on Schedule 14A for its 2023 Annual Meeting of Stockholders, which was filed with the SEC on April 21, 2023, and Shockwave’s Current Reports on Form 8-K filed with the SEC on May 17, 2023 and January 29, 2024. To the extent holdings of Johnson &

Johnson’s or Shockwave’s securities by their respective directors or executive officers have changed since the amounts set forth in such 2024 or 2023 proxy statements, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Investors and security holders of Shockwave are or will be able to obtain these documents free of charge from the SEC’s website at www.sec.gov, from Johnson & Johnson on Johnson & Johnson’s website at www.jnj.com, from Shockwave on Shockwave’s website at www.shockwavemedical.com or on request from Johnson & Johnson or Shockwave. Additional information concerning the interests of Shockwave’s participants in the solicitation, which may, in some cases, be different than those of Shockwave’s security holders generally, will be set forth in Shockwave’s proxy statement relating to the proposed transaction when it becomes available.

3.	On April 5, 2024, the Company issued the following Q&A Document for Employees relating to the Acquisition.

Johnson & Johnson to Acquire Shockwave Medical

On April 5, 2024 Johnson & Johnson and Shockwave Medical announced that they have entered into a definitive agreement under which Johnson & Johnson will acquire all outstanding shares of Shockwave for $335.00 per share in cash, corresponding to an enterprise value of approximately $13.1 billion including cash acquired. The transaction was approved by both our companies’ boards of directors.

Shockwave has transformed the treatment of complex calcified arterial disease as we pioneered the development of Intravascular Lithotripsy (IVL) and have brought this remarkable technology to patients worldwide.

Johnson & Johnson, like Shockwave, is a company built on a foundation of innovation, transformational technologies and a commitment to addressing critical unmet needs in cardiovascular intervention.

As part of this larger, more diverse organization, with broad expertise and a core focus on improving patient outcomes, we are confident we will be able to further solidify IVL as the global standard of care for patients with calcified arterial disease and bring our novel Reducer technology to patients suffering from refractory angina around the world. Bottom line – Johnson & Johnson is purchasing Shockwave because they believe in our team and the future innovation and growth that we can deliver. Together, we will work to reach our fullest potential and continue to deliver great products that help patients.

Upon closing, Shockwave will be a business unit within Johnson & Johnson MedTech. This will help maintain continuity as we pursue our development and commercial goals while giving Shockwave employees access to career growth opportunities that only a company of Johnson & Johnson’s size can provide. Johnson & Johnson has consistently been an employer of choice and earned that reputation by investing in its employees and being a steward for its communities.

Importantly, we are still early in the process. Until the transaction closes, which is expected to occur by mid-year 2024, Johnson & Johnson and Shockwave will continue to operate as separate companies and it remains business as usual.

Q&A Document for Shockwave Employees

This Q&A document is intended to answer some of the questions you may have about the pending acquisition of Shockwave Medical by Johnson & Johnson. Keep in mind, the process is at an early stage.

1.	What was announced today?

Shockwave Medical and Johnson & Johnson have reached an agreement for Johnson & Johnson to acquire Shockwave. Following the completion of the transaction, Shockwave will operate as a business unit within Johnson & Johnson MedTech. Shockwave employees will become part of the Johnson & Johnson organization.

Shockwave stockholders, including employees who are stockholders, will receive $335.00 in cash for each share of Shockwave common stock they own.

2.	What is an acquisition?

An acquisition is when one company purchases another company.

3.	When will this acquisition be completed?

The closing of the transaction is expected to occur by mid-year 2024, subject to the receipt of Shockwave’s shareholder approval, as well as the receipt of applicable regulatory approvals and other customary closing conditions.

4.	What does the acquisition mean for our patients?

Combining Shockwave and Johnson & Johnson puts patients first by accelerating our ability to provide patients around the world with the care they need.

5.	Who will lead Shockwave?

In addition to his current responsibilities for Abiomed as the Global Head of Heart Recovery, Michael Bodner will assume responsibility for Shockwave upon close.

Isaac Zacharias, Shockwave’s President and Chief Commercial Officer, will transition to become Worldwide President of Shockwave, reporting to Michael Bodner.

Doug Godshall, Shockwave’s President and Chief Executive Officer, will advise through the transition.

6.	What role will Doug Godshall have in the combined company?

Doug Godshall will advise through the transition.

7.	What will happen to Shockwave’s executive team?

In addition to his current responsibilities for Abiomed as the Global Head of Heart Recovery, Michael Bodner will assume responsibility for Shockwave upon close.

Isaac Zacharias, Shockwave’s President and Chief Commercial Officer, will transition to become Worldwide President of Shockwave, reporting to Michael Bodner.

Doug Godshall, Shockwave’s President and Chief Executive Officer, will advise through the transition.

8.	What will happen to Shockwave’s Board of Directors?

The Shockwave Board of Directors will no longer exist because Shockwave will no longer be an independent publicly traded company.

9.	How will Shockwave be integrated into Johnson & Johnson MedTech?

Following the completion of the transaction, Shockwave will operate as a business unit within Johnson & Johnson MedTech, and financials will be reported within Johnson & Johnson MedTech’s Cardiovascular portfolio.

Johnson & Johnson has an extensive integration team with a strong track record of execution and will leverage the recent learnings and experience from the successful integration of Abiomed.

10.	What will it be like to work at the combined company?

Johnson & Johnson and Shockwave are creating a global leader in cardiovascular technology. Together, we will have more resources and be better positioned for global growth and to advance our shared mission of improving outcomes for patients and saving lives.

Johnson & Johnson and Shockwave’s cultures are very much aligned, sharing a patient-centric approach. The companies have complementary values and common business philosophies. Both companies empower employees and value teamwork and innovation.

Similar to our commitment to making a lasting impact on transforming patients’ lives, Johnson & Johnson is guided by its Credo, which you can learn more about here: https://www.jnj.com/our-credo

Johnson & Johnson values Shockwave’s accomplishments and its people, which will mean greater long-term opportunities as our growth continues. With Isaac Zacharias, Shockwave’s President and Chief Commercial Officer, transitioning to become Worldwide President of Shockwave, and Doug Godshall advising through the transition, Johnson & Johnson has reinforced its goal of ongoing continuity and stability for Shockwave employees.

Shockwave employees will be part of an organization that values our groundbreaking work developing and commercializing IVL technology. Johnson & Johnson has earned its reputation as an employer of choice by investing in its employees.

11.	Will there be layoffs?

Johnson & Johnson is committed to growing Shockwave, and your talented team is critical to our collective success. Our priority throughout this process will be to minimize disruption to Shockwave employees and customers.

12.	Will my job responsibilities, reporting structure or FY24 goals change?

Until the transaction closes, Johnson & Johnson and Shockwave are separate companies and it is business as usual. We will continue to work toward achieving our FY24 goals and improving outcomes for our patients. Organizational structure details will be determined as part of the integration team’s work once the transaction has closed.

13.	Will anything change between now and the acquisition closing?

Shockwave will continue to operate independently until the transaction closes. During this time, continue to Be The Spark by working to achieve your FY24 goals and improving outcomes for patients.

14.	Will we still be called Shockwave?

Following the completion of the transaction, Shockwave will operate as a business unit within Johnson & Johnson MedTech.

Specific details will be determined as part of the integration team’s work once the transaction has closed.

15.	Will Shockwave’s Five Values, We Start Sparks, We Expand Boundaries Together, We Embrace Sound Principles, We Act with Purpose and We Generate Our Destiny continue?

Yes, and Shockwave employees will learn more about Johnson & Johnson’s values outlined in its Credo.

16.	Will Shockwave maintain its current offices and manufacturing facilities?

Yes.

17.	Will employee benefits change?

In the near-term, you will remain on Shockwave’s benefits program. Once the transaction has closed, Shockwave employees will transition to Johnson & Johnson’s benefit program.

18.	Will my current work scheduling and FY24 goals stay the same?

Yes, it’s business as usual until the transaction closes.

19.	Does my FY24 bonus plan stay the same?

Yes.

20.	What happens to my unvested equity? What about my awards that already vested?

Unvested Shockwave equity will automatically vest when the acquisition closes and be paid to holders of those awards in cash. Vested Shockwave equity will also be paid out in cash.

21.	Will I receive Shockwave stock in the future?

Upon the closing of the transaction, Shockwave will cease to exist as a publicly traded company and will be wholly owned by Johnson & Johnson. Shockwave will no longer have stock to issue to employees.

22.	Will I receive Johnson and Johnson stock in the future?

We are still in the early stages of this process. Details on Johnson & Johnson compensation plans will be shared as part of the integration process.

23.	Will Shockwave continue to invest in research and development (R&D) and clinical trials?

Yes. Shockwave’s substantial investments in research and development and clinical trials will continue. In fact, Shockwave’s strong R&D and clinical trial programs is one of the key reasons why Johnson & Johnson is acquiring Shockwave. Similarly, Johnson & Johnson has a strong track record of R&D investment.

24.	Will Shockwave traditions and employee celebrations continue?

Yes. Shockwave’s culture, traditions and employee events will continue.

25.	Will Shockwave continue to support local communities and organizations?

Yes. In fact, as stated in its Credo, Johnson & Johnson prides itself on employee volunteerism and support of its local communities.

26.	What should I say if I’m contacted by the media or investors about the transaction?

Please don’t answer any questions from the media or investors. Direct the media to contact Scott Shadiow, +1.317.432.9210, sshadiow@shockwavemedical.com. Direct investors to contact Debbie Kaster, dkaster@shockwavemedical.com

27.	Will I be kept informed as the acquisition progresses?

Yes. A number of steps must be completed before the transaction is closed. Shockwave will be making public filings as required with respect to the status of the transaction.

28.	What if I have additional questions?

Shockwave employees who have additional questions should email them to comms@shockwavemedical.com

Cautions Concerning Forward-Looking Statements

This communication contains “forward-looking statements” regarding the pending acquisition of Shockwave by Johnson & Johnson. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of Johnson & Johnson or Shockwave. Risks and uncertainties include, but are not limited to: the risk that the closing conditions for the acquisition will not be satisfied, including the risk that clearance under the Hart-Scott-Rodino Antitrust Improvements Act or other applicable antitrust laws will not be obtained; uncertainty as to the percentage of Shockwave stockholders that will vote to approve the proposed transaction at the Shockwave stockholder meeting; the possibility that the transaction will not be completed in the expected timeframe or at all; potential adverse effects to the businesses of Johnson & Johnson or Shockwave during the pendency of the transaction, such as employee departures or distraction of management from business operations; the risk of security holder litigation relating to the transaction, including resulting expense or delay; the potential that the expected benefits and opportunities of the acquisition, if completed, may not be realized or may take longer to realize than expected; challenges inherent in product research and development, including uncertainty of clinical success and obtaining regulatory approvals; uncertainty of commercial success for new products; manufacturing difficulties and delays;

product efficacy or safety concerns resulting in product recalls or regulatory action; economic conditions, including currency exchange and interest rate fluctuations; the risks associated with global operations; competition, including technological advances, new products and patents attained by competitors; challenges to patents; changes to applicable laws and regulations, including tax laws and global health care reforms; adverse litigation or government action; changes in behavior and spending patterns or financial distress of purchasers of health care services and products; and trends toward health care cost containment.

In addition, there will be risks and uncertainties related to the ability of the Johnson & Johnson family of companies to successfully integrate the programs, products, technologies and employees/operations and clinical work of Shockwave. A further list and description of these risks, uncertainties and other factors and the general risks associated with the respective businesses of Johnson & Johnson and Shockwave can be found in Johnson & Johnson’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the U.S. Securities and Exchange Commission (“SEC”) on February 16, 2024, including in the sections captioned “Cautionary Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” in Johnson & Johnson’s subsequent filings with the SEC and in Shockwave’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 26, 2024, including in the sections captioned “Special Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” and in Shockwave’s subsequent filings with the SEC. Copies of these filings, as well as subsequent filings, are available online at www.sec.gov, www.jnj.com, www.shockwavemedical.com or on request from Johnson & Johnson or Shockwave. Neither Johnson & Johnson nor Shockwave undertakes to update any forward-looking statement as a result of new information or future events or developments, except as required by law.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Shockwave by Johnson & Johnson.

In connection with the proposed transaction, Shockwave intends to file relevant materials with the SEC, including Shockwave’s proxy statement in preliminary and definitive form. Promptly after filing the definitive proxy statement, Shockwave will mail the definitive proxy statement and a proxy card to the stockholders of Shockwave.

INVESTORS AND SECURITY HOLDERS OF SHOCKWAVE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING SHOCKWAVE’S PROXY STATEMENT (WHEN THEY ARE AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.

Investors and security holders of Shockwave are or will be able to obtain these documents (when they are available) free of charge from the SEC’s website at www.sec.gov or free of charge from Shockwave on Shockwave’s website at www.shockwavemedical.com.

Participants in the Solicitation

Johnson & Johnson and Shockwave and certain of their respective directors and executive officers, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from security holders of Shockwave in connection with the proposed transaction. Information about Johnson & Johnson’s directors and executive officers is set forth in Johnson & Johnson’s Proxy Statement on Schedule 14A for its 2024 Annual Meeting of Shareholders, which was filed with the SEC on March 13, 2024, and Johnson & Johnson’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 16, 2024. Information about Shockwave’s directors and executive officers is set forth in Shockwave’s Proxy Statement on Schedule 14A for its 2023 Annual Meeting of Stockholders, which was filed with the SEC on April 21, 2023, and Shockwave’s Current Reports on Form 8-K filed with the SEC on May 17, 2023 and January 29, 2024. To the extent holdings of Johnson & Johnson’s or Shockwave’s securities by their respective directors or executive officers have changed since the amounts set forth in such 2024 or 2023 proxy statements, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Investors and security holders of Shockwave are or will be able to obtain these documents free of charge from the SEC’s website at www.sec.gov, from Johnson & Johnson on Johnson & Johnson’s website at www.jnj.com, from Shockwave on Shockwave’s website at www.shockwavemedical.com or on request from Johnson & Johnson or Shockwave. Additional information concerning the interests of Shockwave’s participants in the solicitation, which may, in some cases, be different than those of Shockwave’s security holders generally, will be set forth in Shockwave’s proxy statement relating to the proposed transaction when it becomes available.

4.	On April 5, 2024, the Company issued the following Physician Messaging Kit relating to the Acquisition.

Approved Physician Messaging Kit

For Internal Use Only—Do Not Forward or Distribute

TALKING POINTS

•	Good morning – I would like to let you know right away about some exciting news that we announced today.

•	An agreement has been reached for Shockwave to become part of Johnson & Johnson, becoming a business unit within Johnson & Johnson MedTech.

•	This transaction is all about improving our value to patients, physicians, and hospitals, and helping you impact more lives.

•

Like you, one of our key priorities is maintaining continuity and stability, and we’re pleased to have a lot of clarity at this point about how we’ll operate as part of Johnson & Johnson following the acquisition:

•	Shockwave will become a business unit within Johnson & Johnson MedTech.

•	Isaac Zacharias, Shockwave’s President and Chief Commercial Officer, will transition to become Worldwide President of Shockwave.

•	Shockwave products will remain the same.

•	Your Shockwave team will remain the same.

•

Additionally – and equally important – Johnson & Johnson and Shockwave share common values, purpose and a patient focused mindset. I know a lot of companies say this, but you should expect us to live it.

•	Please keep in mind that this announcement is on the first step.

•	For now, and until the transaction closes, Johnson & Johnson and Shockwave will continue to operate independently and it remains business as usual.

•	In terms of next steps, acquisitions like this one require regulatory approval, and typically take several months to finalize and close.

•	We will keep you updated about any key developments between now and the close. If you have any questions in the meantime, do not hesitate to reach out.

•	Thank you for your continued partnership and support. I am always here if you have any questions or concerns.

Q&A for PHYSICIANS

1.	Will Shockwave continue to service our physicians and hospitals?

Yes. The service we provide our phsyicians and patients is one of Shockwave’ key differentiators.

2.	Will any changes be made to our line of products?

Shockwave’s products will remain the same.

3.	Will points of contact change?

No, nothing changes for physicians as a result of this announcement. It is business as usual.

WRITTEN COMMUNICATION

Dear [NAME],

This morning, we announced an agreement has been reached for Shockwave to become part of Johnson & Johnson. This is exciting news for our company and will greatly benefit our patients and partners. You can read the press release here. Importantly, this transaction will not change anything with respect to our products, clinical support, clinical trial programs, or our partnership with you.

By combining Shockwave’s proven technology and talented, dedicated team of employees with Johnson & Johnson’s global scale and financial strength, we can help you treat even more patients all over the world.

Ensuring continuity and stability is a key priority for both of our organizations – as we know it is for you. To that end, following the acquisition, Shockwave will be a business unit within Johnson & Johnson MedTech.

In terms of next steps, acquisitions like this one require regulatory approval, and typically take several months to finalize and close. We anticipate closing in mid-2024 and will, in our public filings, provide updates about any key developments between now and the close. If you have any questions in the meantime, do not hesitate to reach out to me directly.

For years, and with your help, we have developed and brought IVL technology to physicians and patients all over the world. We thank you for your continued partnership and support and hope you share our excitement about the future.

Best regards,

Cautions Concerning Forward-Looking Statements

This communication contains “forward-looking statements” regarding the pending acquisition of Shockwave by Johnson & Johnson. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of Johnson & Johnson or Shockwave. Risks and uncertainties include, but are not limited to: the risk that the closing conditions for the acquisition will not be satisfied, including the risk that clearance under the Hart-Scott-Rodino Antitrust Improvements Act or other applicable antitrust laws will not be obtained; uncertainty as to the percentage of Shockwave stockholders that will vote to approve the proposed transaction at the Shockwave stockholder meeting; the possibility that the transaction will not be completed in the expected timeframe or at all; potential adverse effects to the businesses of Johnson & Johnson or Shockwave during the pendency of the transaction, such as employee departures or distraction of management from business operations; the risk of security holder litigation relating to the transaction, including resulting expense or delay; the potential that the expected benefits and opportunities of the acquisition, if completed, may not be realized or may take longer to realize than expected; challenges inherent in product research and development, including uncertainty of clinical success and obtaining regulatory approvals; uncertainty of commercial success for new products; manufacturing difficulties and delays; product efficacy or safety concerns resulting in product recalls or regulatory action; economic conditions, including currency exchange and interest rate fluctuations; the risks associated with global operations; competition, including technological advances, new products and patents attained by competitors; challenges to patents; changes to applicable laws and regulations, including tax laws and global health care reforms; adverse litigation or government action; changes in behavior and spending patterns or financial distress of purchasers of health care services and products; and trends toward health care cost containment.

In addition, there will be risks and uncertainties related to the ability of the Johnson & Johnson family of companies to successfully integrate the programs, products, technologies and employees/operations and clinical work of Shockwave. A further list and description of these risks, uncertainties and other factors and the general risks associated with the respective businesses of Johnson & Johnson and Shockwave can be found in Johnson & Johnson’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the U.S. Securities and Exchange Commission (“SEC”) on February 16, 2024, including in the sections captioned “Cautionary Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” in Johnson & Johnson’s subsequent filings with the SEC and in Shockwave’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 26, 2024, including in the sections captioned “Special Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” and in Shockwave’s subsequent filings with the SEC. Copies of these filings, as well as subsequent filings, are available online at www.sec.gov, www.jnj.com, www.shockwavemedical.com or on request from Johnson & Johnson or Shockwave. Neither Johnson & Johnson nor Shockwave undertakes to update any forward-looking statement as a result of new information or future events or developments, except as required by law.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Shockwave by Johnson & Johnson.

In connection with the proposed transaction, Shockwave intends to file relevant materials with the SEC, including Shockwave’s proxy statement in preliminary and definitive form. Promptly after filing the definitive proxy statement, Shockwave will mail the definitive proxy statement and a proxy card to the stockholders of Shockwave.

INVESTORS AND SECURITY HOLDERS OF SHOCKWAVE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING SHOCKWAVE’S PROXY STATEMENT (WHEN THEY ARE AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.

Investors and security holders of Shockwave are or will be able to obtain these documents (when they are available) free of charge from the SEC’s website at www.sec.gov or free of charge from Shockwave on Shockwave’s website at www.shockwavemedical.com.

Participants in the Solicitation

Johnson & Johnson and Shockwave and certain of their respective directors and executive officers, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from security holders of Shockwave in connection with the proposed transaction. Information about Johnson & Johnson’s directors and executive officers is set forth in Johnson & Johnson’s Proxy Statement on Schedule 14A for its 2024 Annual Meeting of Shareholders, which was filed with the SEC on March 13, 2024, and Johnson & Johnson’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 16, 2024. Information about Shockwave’s directors and executive officers is set forth in Shockwave’s Proxy Statement on Schedule 14A for its 2023 Annual Meeting of Stockholders, which was filed with the SEC on April 21, 2023, and Shockwave’s Current Reports on Form 8-K filed with the SEC on May 17, 2023 and January 29, 2024. To the extent holdings of Johnson & Johnson’s or Shockwave’s securities by their respective directors or executive officers have changed since the amounts set forth in such 2024 or 2023 proxy statements, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Investors and security holders of Shockwave are or will be able to obtain these documents free of charge from the SEC’s website at www.sec.gov, from Johnson & Johnson on Johnson & Johnson’s website at www.jnj.com, from Shockwave on Shockwave’s website at www.shockwavemedical.com or on request from Johnson & Johnson or Shockwave. Additional information concerning the interests of Shockwave’s participants in the solicitation, which may, in some cases, be different than those of Shockwave’s security holders generally, will be set forth in Shockwave’s proxy statement relating to the proposed transaction when it becomes available.

5.	On April 5, 2024, the Company issued the following Business Partner Messaging Kit relating to the Acquisition.

Approved Business Partner Messaging Kit

For Internal Use Only—Do Not Forward or Distribute

TALKING POINTS

•	Good morning – I would like to contact you personally about the exciting news we announced today.

•	An agreement has been reached for Shockwave to become part of Johnson & Johnson, becoming a business unit within Johnson & Johnson MedTech.

•	This transaction is all about improving our value to patients and saving more lives.

•

Like you, one of our key priorities is maintaining continuity and stability, and we’re pleased to have a lot of clarity at this point about how we’ll operate as part of Johnson & Johnson following the acquisition:

•	Shockwave will be a business unit of Johnson & Johnson MedTech

•	Shockwave products will remain the same

•	Existing contracts and partnerships will continue unchanged under our new ownership

•	Your Shockwave team will remain the same

•	In terms of next steps, acquisitions like this one require regulatory approval, and typically take several months to finalize and close.

•	Please keep in mind that this announcement is only the first step.

•	For now, and until the transaction closes, Johnson & Johnson and Shockwave will continue to operate independently and it remains business as usual.

•	We will keep you updated about any key developments between now and the close. If you have any questions in the meantime, do not hesitate to reach out.

•	Thank you for your continued partnership and support.

WRITTEN COMMUNICATION

Dear [NAME],

This morning, we announced that an agreement has been reached for Shockwave to become part of Johnson & Johnson. This is exciting news for our company and will greatly benefit our patients and partners. You can read the press release here.

As a valued partner, we would like to reach out to you to make sure you understand that this changes nothing about our relationship. It is business as usual.

Ensuring continuity and stability is a key priority for both of our organizations – as we know it is for you. To that end, following the acquisition, Shockwave will become a business unit within Johnson & Johnson MedTech. Your point of contact will remain the same, as will our products and existing contracts with you. In terms of next steps, acquisitions like this one require regulatory approval, and typically take several months to finalize and close. We anticipate closing in mid 2024 and will, in our public filings, provide updates about any key developments between now and the close. If you have any questions in the meantime, do not hesitate to reach out.

We thank you for your continued partnership and support and hope you share our excitement about the future.

Best regards,

Cautions Concerning Forward-Looking Statements

This communication contains “forward-looking statements” regarding the pending acquisition of Shockwave by Johnson & Johnson. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of Johnson & Johnson or Shockwave. Risks and uncertainties include, but are not limited to: the risk that the closing conditions for the acquisition will not be satisfied, including the risk that clearance under the Hart-Scott-Rodino Antitrust Improvements Act or other applicable antitrust laws will not be obtained; uncertainty as to the percentage of Shockwave stockholders that will vote to approve the proposed transaction at the Shockwave stockholder meeting; the possibility that the transaction will not be completed in the expected timeframe or at all; potential adverse effects to the businesses of Johnson & Johnson or Shockwave during the pendency of the transaction, such as employee departures or distraction of management from business operations; the risk of security holder litigation relating to the transaction, including resulting expense or delay; the potential that the expected benefits and opportunities of the acquisition, if completed, may not be realized or may take longer to realize than expected; challenges inherent in product research and development, including uncertainty of clinical success and obtaining regulatory approvals; uncertainty of commercial success for new products; manufacturing difficulties and delays; product efficacy or safety concerns resulting in product recalls or regulatory action; economic conditions, including currency exchange and interest rate fluctuations; the risks associated with global operations; competition, including technological advances, new products and patents attained by competitors; challenges to patents; changes to applicable laws and regulations, including tax laws and global health care reforms; adverse litigation or government action; changes in behavior and spending patterns or financial distress of purchasers of health care services and products; and trends toward health care cost containment.

In addition, there will be risks and uncertainties related to the ability of the Johnson & Johnson family of companies to successfully integrate the programs, products, technologies and employees/operations and clinical work of Shockwave. A further list and description of these risks, uncertainties and other factors and the general risks associated with the respective businesses of Johnson & Johnson and Shockwave can be found in Johnson & Johnson’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the U.S. Securities and Exchange Commission (“SEC”) on February 16, 2024, including in the sections captioned “Cautionary Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” in Johnson & Johnson’s subsequent filings with the SEC and in Shockwave’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 26, 2024, including in the sections captioned “Special Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” and in Shockwave’s subsequent filings with the SEC. Copies of these filings, as well as subsequent filings, are available online at www.sec.gov, www.jnj.com, www.shockwavemedical.com or on request from Johnson & Johnson or Shockwave. Neither Johnson & Johnson nor Shockwave undertakes to update any forward-looking statement as a result of new information or future events or developments, except as required by law.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Shockwave by Johnson & Johnson.

In connection with the proposed transaction, Shockwave intends to file relevant materials with the SEC, including Shockwave’s proxy statement in preliminary and definitive form. Promptly after filing the definitive proxy statement, Shockwave will mail the definitive proxy statement and a proxy card to the stockholders of Shockwave.

INVESTORS AND SECURITY HOLDERS OF SHOCKWAVE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING SHOCKWAVE’S PROXY STATEMENT (WHEN THEY ARE AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.

Investors and security holders of Shockwave are or will be able to obtain these documents (when they are available) free of charge from the SEC’s website at www.sec.gov or free of charge from Shockwave on Shockwave’s website at www.shockwavemedical.com.

Participants in the Solicitation

Johnson & Johnson and Shockwave and certain of their respective directors and executive officers, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from security holders of Shockwave in connection with the proposed transaction. Information about Johnson & Johnson’s directors and executive officers is set forth in Johnson & Johnson’s Proxy Statement on Schedule 14A for its 2024 Annual Meeting of Shareholders, which was filed with the SEC on March 13, 2024, and Johnson & Johnson’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 16, 2024. Information about Shockwave’s directors and executive officers is set forth in Shockwave’s Proxy Statement on Schedule 14A for its 2023 Annual Meeting of Stockholders, which was filed with the SEC on April 21, 2023, and Shockwave’s Current Reports on Form 8-K filed with the SEC on May 17, 2023 and January 29, 2024. To the extent holdings of Johnson & Johnson’s or Shockwave’s securities by their respective directors or executive officers have changed since the amounts set forth in such 2024 or 2023 proxy statements, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Investors and security holders of Shockwave are or will be able to obtain these documents free of charge from the SEC’s website at www.sec.gov, from Johnson & Johnson on Johnson & Johnson’s website at www.jnj.com, from Shockwave on Shockwave’s website at www.shockwavemedical.com or on request from Johnson & Johnson or Shockwave. Additional information concerning the interests of Shockwave’s participants in the solicitation, which may, in some cases, be different than those of Shockwave’s security holders generally, will be set forth in Shockwave’s proxy statement relating to the proposed transaction when it becomes available.

6.	On April 5, 2024, the Company issued the following Supplier Messaging Kit relating to the Acquisition.

Approved Supplier Messaging Kit

For Internal Use Only—Do Not Forward or Distribute

TALKING POINTS

•	Good morning – I would like to contact you personally about the exciting news we announced today.

•	An agreement has been reached for Shockwave to become part of Johnson & Johnson, becoming a business unit within Johnson & Johnson MedTech.

•	This transaction is all about improving our value to patients, physicians, and hospitals.

•

Like you, one of our key priorities is maintaining continuity and stability, and we’re pleased to have a lot of clarity at this point about how we’ll operate as part of Johnson & Johnson following the acquisition:

•	Shockwave will be a business unit of Johnson & Johnson MedTech

•	Shockwave products will remain the same

•	Your Shockwave team will remain the same

•	Existing contracts with Shockwave will continue unchanged

•	At this time, we do not anticipate any changes for our suppliers.

•	Please keep in mind that this announcement is on the first step.

•	In terms of next steps, acquisitions like this one require regulatory approval and typically take several months to finalize and close.

•	For now, and until the transaction closes, Johnson & Johnson and Shockwave will continue to operate independently and it remains business as usual.

•	We will keep you updated about any key developments between now and the close. If you have any questions in the meantime, do not hesitate to reach out.

•	Thank you for your continued partnership and support.

Q&A FOR SUPPLIERS

1.	What does this mean for suppliers?

It is business as usual. At this time, we do not anticipate any changes for our suppliers as a result of this transaction.

2.	What will happen to existing contracts?

Existing contracts will continue.

3.	Will points of contact change?

No, nothing changes as a result of this announcement. It is business as usual.

WRITTEN COMMUNICATION

Dear [NAME],

This morning, we announced an agreement has been reached for Shockwave to become part of Johnson & Johnson. This is exciting news for our company and will greatly benefit our patients and partners.

As a valued partner, I would like to reach out to you to make sure you understand that in terms of our relationship, it is business as usual.

Ensuring continuity and stability is a key priority for both of our organizations. To that end, following the acquisition, Shockwave will become a business unit of Johnson & Johnson MedTech.

In terms of next steps, acquisitions like this one require regulatory approval and typically take several months to finalize and close. We anticipate closing in mid 2024 and will, in our public filings, provide updates about any key developments between now and the close. If you have any questions in the meantime, do not hesitate to reach out.

We thank you for your continued partnership and support and hope you share our excitement about the future.

Best regards,

Cautions Concerning Forward-Looking Statements

This communication contains “forward-looking statements” regarding the pending acquisition of Shockwave by Johnson & Johnson. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of Johnson & Johnson or Shockwave. Risks and uncertainties include, but are not limited to: the risk that the closing conditions for the acquisition will not be satisfied, including the risk that clearance under the Hart-Scott-Rodino Antitrust Improvements Act or other applicable antitrust laws will not be obtained; uncertainty as to the percentage of Shockwave stockholders that will vote to approve the proposed transaction at the Shockwave stockholder meeting; the possibility that the transaction will not be completed in the expected timeframe or at all; potential adverse effects to the businesses of Johnson & Johnson or Shockwave during the pendency of the transaction, such as employee departures or distraction of management from business operations; the risk of security holder litigation relating to the transaction, including resulting expense or delay; the potential that the expected benefits and opportunities of the acquisition, if completed, may not be realized or may take longer to realize than expected; challenges inherent in product research and development, including uncertainty of clinical success and obtaining regulatory approvals; uncertainty of commercial success for new products; manufacturing difficulties and delays; product efficacy or safety concerns resulting in product recalls or regulatory action; economic conditions, including currency exchange and interest rate fluctuations; the risks associated with global operations; competition, including technological advances, new products and patents attained by competitors; challenges to patents; changes to applicable laws and regulations, including tax laws and global health care reforms; adverse litigation or government action; changes in behavior and spending patterns or financial distress of purchasers of health care services and products; and trends toward health care cost containment.

In addition, there will be risks and uncertainties related to the ability of the Johnson & Johnson family of companies to successfully integrate the programs, products, technologies and employees/operations and clinical work of Shockwave. A further list and description of these risks, uncertainties and other factors and the general risks associated with the respective businesses of Johnson & Johnson and Shockwave can be found in Johnson & Johnson’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the U.S. Securities and Exchange Commission (“SEC”) on February 16, 2024, including in the sections captioned “Cautionary Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” in Johnson & Johnson’s subsequent filings with the SEC and in Shockwave’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 26, 2024, including in the sections captioned “Special Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” and in Shockwave’s subsequent filings with the SEC. Copies of these filings, as well as subsequent filings, are available online at www.sec.gov, www.jnj.com, www.shockwavemedical.com or on request from Johnson & Johnson or Shockwave. Neither Johnson & Johnson nor Shockwave undertakes to update any forward-looking statement as a result of new information or future events or developments, except as required by law.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Shockwave by Johnson & Johnson.

In connection with the proposed transaction, Shockwave intends to file relevant materials with the SEC, including Shockwave’s proxy statement in preliminary and definitive form. Promptly after filing the definitive proxy statement, Shockwave will mail the definitive proxy statement and a proxy card to the stockholders of Shockwave.

INVESTORS AND SECURITY HOLDERS OF SHOCKWAVE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING SHOCKWAVE’S PROXY STATEMENT (WHEN THEY ARE AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.

Investors and security holders of Shockwave are or will be able to obtain these documents (when they are available) free of charge from the SEC’s website at www.sec.gov or free of charge from Shockwave on Shockwave’s website at www.shockwavemedical.com.

Participants in the Solicitation

Johnson & Johnson and Shockwave and certain of their respective directors and executive officers, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from security holders of Shockwave in connection with the proposed transaction. Information about Johnson & Johnson’s directors and executive officers is set forth in Johnson & Johnson’s Proxy Statement on Schedule 14A for its 2024 Annual Meeting of Shareholders, which was filed with the SEC on March 13, 2024, and Johnson & Johnson’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 16, 2024. Information about Shockwave’s directors and executive officers is set forth in Shockwave’s Proxy Statement on Schedule 14A for its 2023 Annual Meeting of Stockholders, which was filed with the SEC on April 21, 2023, and Shockwave’s Current Reports on Form 8-K filed with the SEC on May 17, 2023 and January 29, 2024. To the extent holdings of Johnson & Johnson’s or Shockwave’s securities by their respective directors or executive officers have changed since the amounts set forth in such 2024 or 2023 proxy statements, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Investors and security holders of Shockwave are or will be able to obtain these documents free of charge from the SEC’s website at www.sec.gov, from Johnson & Johnson on Johnson & Johnson’s website at www.jnj.com, from Shockwave on Shockwave’s website at www.shockwavemedical.com or on request from Johnson & Johnson or Shockwave. Additional information concerning the interests of Shockwave’s participants in the solicitation, which may, in some cases, be different than those of Shockwave’s security holders generally, will be set forth in Shockwave’s proxy statement relating to the proposed transaction when it becomes available.

7.	On April 5, 2024, the Company issued the following Government or Association Messaging Kit relating to the Acquisition.

Approved Government or Association Messaging Kit

For Internal Use Only—Do Not Forward or Distribute

TALKING POINTS

•	Good morning – I would like to let you know right away about some exciting news that we announced today.

•	An agreement has been reached for Shockwave to become part of Johnson & Johnson, becoming a business unit within Johnson & Johnson MedTech.

•	This transaction is all about improving our value to patients, physicians, and hospitals.

•

Like you, one of our key priorities is maintaining continuity and stability, and we’re pleased to have a lot of clarity at this point about how we’ll operate as part of Johnson & Johnson following the acquisition:

•	Shockwave will be a business unit of Johnson & Johnson MedTech

•	Shockwave products will remain the same

•	Shockwave will maintain our current offices and manufacturing facilities, including our Santa Clara, CA, headquarters

•	Shockwave will continue to support local communities and organizations as we have always done

•

Additionally – and equally important – Johnson & Johnson and Shockwave share common values, purpose and a patient focused mindset. I know a lot of companies say this, but you should expect us to live it.

•

In terms of next steps, acquisitions like this one require regulatory approval, and typically take several months to finalize and close. We will keep you updated about any key developments between now and the close. If you have any questions in the meantime, do not hesitate to reach out.

•	Please keep in mind that this announcement is on the first step.

•	For now, and until the transaction closes, Johnson & Johnson and Shockwave will continue to operate independently and it remains business as usual.

•	Thank you for your continued partnership and support.

WRITTEN COMMUNICATION

Dear [NAME],

This morning, we announced an agreement has been reached for Shockwave to become part of Johnson & Johnson. This is exciting news for our company and will greatly benefit our patients and partners. You can read the press release here.

Johnson & Johnson views Shockwave as an important new growth platform and so ensuring continuity and stability is a key priority for both of our organizations. To that end, following the acquisition, Shockwave will become a business unit of Johnson & Johnson MedTech.

As part of Johnson & Johnson MedTech, we will maintain our current offices and manufacturing facilities, including our Santa Clara, CA, headquarters. Johnson & Johnson prides itself on employee volunteerism and support of its local communities, and we will continue to support local communities and organizations as we have always done.

We expect – and Johnson & Johnson has reinforced this view – little change for our people. Our leadership team is committed to maintaining our commitment to being transparent and fair to our employees.

In terms of next steps, acquisitions like this one require regulatory approval, and typically take several months to finalize and close. We will keep you updated about any key developments between now and the close. If you have any questions in the meantime, do not hesitate to reach out.

For years, we have dreamed of transforming the treatment of cardiovascular disease. Combining the resources of Shockwave and Johnson & Johnson MedTech will allow us to make that dream come true faster than we ever thought possible.

Best regards,

Cautions Concerning Forward-Looking Statements

This communication contains “forward-looking statements” regarding the pending acquisition of Shockwave by Johnson & Johnson. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of Johnson & Johnson or Shockwave. Risks and uncertainties include, but are not limited to: the risk that the closing conditions for the acquisition will not be satisfied, including the risk that clearance under the Hart-Scott-Rodino Antitrust Improvements Act or other applicable antitrust laws will not be obtained; uncertainty as to the percentage of Shockwave stockholders that will vote to approve the proposed transaction at the Shockwave stockholder meeting; the possibility that the transaction will not be completed in the expected timeframe or at all; potential adverse effects to the businesses of Johnson & Johnson or Shockwave during the pendency of the transaction, such as employee departures or distraction of management from business operations; the risk of security holder litigation relating to the transaction, including resulting expense or delay; the potential that the expected benefits and opportunities of the acquisition, if completed, may not be realized or may take longer to realize than expected; challenges inherent in product research and development, including uncertainty of clinical success and obtaining regulatory approvals; uncertainty of commercial success for new products; manufacturing difficulties and delays; product efficacy or safety concerns resulting in product recalls or regulatory action; economic conditions, including currency exchange and interest rate fluctuations; the risks associated with global operations; competition, including technological advances, new products and patents attained by competitors; challenges to patents; changes to applicable laws and regulations, including tax laws and global health care reforms; adverse litigation or government action; changes in behavior and spending patterns or financial distress of purchasers of health care services and products; and trends toward health care cost containment.

In addition, there will be risks and uncertainties related to the ability of the Johnson & Johnson family of companies to successfully integrate the programs, products, technologies and employees/operations and clinical work of Shockwave. A further list and description of these risks, uncertainties and other factors and the general risks associated with the respective businesses of Johnson & Johnson and Shockwave can be found in Johnson & Johnson’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the U.S. Securities and Exchange Commission (“SEC”) on February 16, 2024, including in the sections captioned “Cautionary Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” in Johnson & Johnson’s subsequent filings with the SEC and in Shockwave’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 26, 2024, including in the sections captioned “Special Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” and in Shockwave’s subsequent filings with the SEC. Copies of these filings, as well as subsequent filings, are available online at www.sec.gov, www.jnj.com, www.shockwavemedical.com or on request from Johnson & Johnson or Shockwave. Neither Johnson & Johnson nor Shockwave undertakes to update any forward-looking statement as a result of new information or future events or developments, except as required by law.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Shockwave by Johnson & Johnson.

In connection with the proposed transaction, Shockwave intends to file relevant materials with the SEC, including Shockwave’s proxy statement in preliminary and definitive form. Promptly after filing the definitive proxy statement, Shockwave will mail the definitive proxy statement and a proxy card to the stockholders of Shockwave.

INVESTORS AND SECURITY HOLDERS OF SHOCKWAVE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING SHOCKWAVE’S PROXY STATEMENT (WHEN THEY ARE AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.

Investors and security holders of Shockwave are or will be able to obtain these documents (when they are available) free of charge from the SEC’s website at www.sec.gov or free of charge from Shockwave on Shockwave’s website at www.shockwavemedical.com.

Participants in the Solicitation

Johnson & Johnson and Shockwave and certain of their respective directors and executive officers, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from security holders of Shockwave in connection with the proposed transaction. Information about Johnson & Johnson’s directors and executive officers is set forth in Johnson & Johnson’s Proxy Statement on Schedule 14A for its 2024 Annual Meeting of Shareholders, which was filed with the SEC on March 13, 2024, and Johnson & Johnson’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 16, 2024. Information about Shockwave’s directors and executive officers is set forth in Shockwave’s Proxy Statement on Schedule 14A for its 2023 Annual Meeting of Stockholders, which was filed with the SEC on April 21, 2023, and Shockwave’s Current Reports on Form 8-K filed with the SEC on May 17, 2023 and January 29, 2024. To the extent holdings of Johnson & Johnson’s or Shockwave’s securities by their respective directors or executive officers have changed since the amounts set forth in such 2024 or 2023 proxy statements, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Investors and security holders of Shockwave are or will be able to obtain these documents free of charge from the SEC’s website at www.sec.gov, from Johnson & Johnson on Johnson & Johnson’s website at www.jnj.com, from Shockwave on Shockwave’s website at www.shockwavemedical.com or on request from Johnson & Johnson or Shockwave. Additional information concerning the interests of Shockwave’s participants in the solicitation, which may, in some cases, be different than those of Shockwave’s security holders generally, will be set forth in Shockwave’s proxy statement relating to the proposed transaction when it becomes available.

***

Cautions Concerning Forward-Looking Statements

This communication contains “forward-looking statements” regarding the pending acquisition of the Company by Purchaser. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of Purchaser or the Company. Risks and uncertainties include, but are not limited to: the risk that the closing conditions for the acquisition will not be satisfied, including the risk that clearance under the Hart-Scott-Rodino Antitrust Improvements Act or other applicable antitrust laws will not be obtained; uncertainty as to the percentage of the Company stockholders that will vote to approve the proposed transaction at the Company stockholder meeting; the possibility that the transaction will not be completed in the expected timeframe or at all; potential adverse effects to the businesses of Purchaser or Shockwave during the pendency of the transaction, such as employee departures or distraction of management from business operations; the risk of security holder litigation relating to the transaction, including resulting expense or delay; the potential that the expected benefits and opportunities of the acquisition, if completed, may not be realized or may take longer to realize than expected; challenges inherent in product research and development, including uncertainty of clinical success and obtaining regulatory approvals; uncertainty of commercial success for new products; manufacturing difficulties and delays; product efficacy or safety concerns resulting in product recalls or regulatory action; economic conditions, including currency exchange and interest rate fluctuations; the risks associated with global operations; competition, including technological advances, new products and patents attained by competitors; challenges to patents; changes to applicable laws and regulations, including tax laws and global health care reforms; adverse litigation or government action; changes in behavior and spending patterns or financial distress of purchasers of health care services and products; and trends toward health care cost containment.

In addition, there will be risks and uncertainties related to the ability of the Purchaser family of companies to successfully integrate the programs, products, technologies and employees/operations and clinical work of Shockwave. A further list and description of these risks, uncertainties and other factors and the general risks associated with the respective businesses of Purchaser and the Company can be found in Purchaser’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the U.S. Securities and Exchange Commission (“SEC”) on February 16, 2024, including in the sections captioned “Cautionary Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors” and in Purchaser’s subsequent filings with the SEC, and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 26, 2024, including in the sections captioned “Special Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” and in the Company’s subsequent filings with the SEC. Copies of these filings, as well as subsequent filings, are available online at www.sec.gov, www.jnj.com, www.shockwavemedical.com or on request from Purchaser or the Company. Neither Purchaser nor the Company undertakes to update any forward-looking statement as a result of new information or future events or developments, except as required by law.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of the Company by Purchaser.

In connection with the proposed transaction, the Company intends to file relevant materials with the SEC, including the Company’s proxy statement in preliminary and definitive form. Promptly after filing the definitive proxy statement, the Company will mail the definitive proxy statement and a proxy card to the stockholders of the Company.

INVESTORS AND SECURITY HOLDERS OF SHOCKWAVE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING SHOCKWAVE’S PROXY STATEMENT (WHEN THEY ARE AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.

Investors and security holders of the Company are or will be able to obtain these documents (when they are available) free of charge from the SEC’s website at www.sec.gov or free of charge from the Company on the Company’s website at www.shockwavemedical.com.

Participants in the Solicitation

Purchaser and the Company and certain of their respective directors and executive officers, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from security holders of the Company in connection with the proposed transaction. Information about Purchaser’s directors and executive officers is set forth in Purchaser’s Proxy Statement on Schedule 14A for its 2024 Annual Meeting of Shareholders, which was filed with the SEC on March 13, 2024, and Purchaser’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 16, 2024. Information about the Company’s directors and executive officers is set forth in the Company’s Proxy Statement on Schedule 14A for its 2023 Annual Meeting of Stockholders, which was filed with the SEC on April 21, 2023, and the Company’s Current Reports on Form 8-K filed with the SEC on May 17, 2023 and January 29, 2024. To the extent holdings of Purchaser’s or the Company’s securities by their respective directors or executive officers have changed since the amounts set forth in such 2024 or 2023 proxy statements, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Investors and security holders of the Company are or will be able to obtain these documents free of charge from the SEC’s website at www.sec.gov, from Purchaser on Purchaser’s website at www.jnj.com, from the Company on the Company’s website at www.shockwavemedical.com or on request from Purchaser or the Company. Additional information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s security holders generally, will be set forth in the Company’s proxy statement relating to the proposed transaction when it becomes available.